UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2004 (May 17, 2004)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.                                     Other Events and Regulation FD Disclosure.

On May 17, 2004, Fiserve, Inc. (“Fiserve”) issued a news release announcing that Fiserve and Fast Forward Solutions, LLC (“Fast Forward”), the wholly-owned electronic check processing subsidiary of AirNet Systems, Inc., are pursuing an agreement that will allow Fiserve and Fast Forward to provide a comprehensive substitute check solution including printing and delivery.  A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

Item 7.                                     Financial Statements and Exhibits.

(a) and (b)                                         Not applicable

(c) Exhibits:

99	News Release issued by Fiserve, Inc. on May 17, 2004

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: May 19, 2004	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated May 19, 2004

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by Fiserve, Inc. on May 17, 2004